UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2019

CreditRiskMonitor.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-8601	36-2972588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Executive Boulevard
Valley Cottage, NY 10989
(Address of principal executive offices, including zip code)

(845) 230-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	CRMZ	OTC Markets OTCQX U.S.

Item 5.07          Submission of Matters to a Vote of Security Holders.

On July 24, 2019, CreditRiskMonitor.com, Inc. (the "Company") held its Annual Meeting of Shareholders (the “Meeting”).

A total of 10,722,401 shares were outstanding and entitled to vote as of June 12, 2019, the record date for the Meeting.  The matters voted upon and the results of the vote are set forth below.

Proposal 1.	Election of Five Directors

At the Meeting, shareholders voted 6,965,973 shares on Proposal 1 and elected Jerome S. Flum, Andrew J. Melnick, Jeffrey S. Geisenheimer, Joshua M. Flum and Richard J. James to serve as directors of the Company.

		For	Abstain/Withheld	Broker Non-Votes

1A.	Jerome S. Flum	6,928,679	37,294	2,981,908
1B.	Andrew J. Melnick	6,941,171	24,802	2,981,908
1C.	Jeffrey S. Geisenheimer	6,941,236	24,737	2,981,908
1D.	Joshua M. Flum	6,649,810	316,163	2,981,908
1E.	Richard J. James	6,697,906	268,067	2,981,908

Proposal 2.	Advisory Vote on Approval of the Compensation of the Company’s Named Executive Officers

At the Meeting, shareholders voted 6,965,973 shares on Proposal 2 and approved, on an advisory basis, compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

6,859,410	36,904	69,659	2,981,908

Proposal 3.	Ratification of the Selection of the Independent Registered Public Accounting Firm

At the Meeting, shareholders voted 9,947,881 shares on Proposal 3 and approved ratification of the appointment of CohnReznick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes

9,840,379	107,502	0	0

Proposal 4.	Frequency of Holding a Stockholder Advisory Vote on the Company’s Executive Compensation

At the Meeting, shareholders voted 6,965,973 shares on Proposal 3 and approved, on an advisory basis, once every three years as the frequency of the advisory vote on executive compensation.

Every Year	Once Every Two Years	Once Every Three Years	Abstain	Broker Non-Votes

583,437	123	6,284,666	97,747	2,981,908

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDITRISKMONITOR.COM, INC.

Date: July 24, 2019	By:	/s/ Lawrence Fensterstock
Lawrence Fensterstock
Chief Financial Officer
(Principal Financial and Accounting Officer)